LORD ABBETT SECURITIES TRUST

Lord Abbett Focused Large Cap Value Fund

Supplement dated February 7, 2025 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

March 1, 2024, as supplemented

Lord Abbett Focused Large Cap Value Fund (the “Fund”) is diversified under the Investment Company Act of 1940, as amended. All references to the Fund’s non-diversified status are hereby removed in their entirety.

The following paragraph replaces the sixth paragraph in the section under “Principal Investment Strategies” on page 5 of the summary prospectus, page 26 of the statutory prospectus and fifth paragraph of the subsection “Focused Large Cap Value Fund” on page 139 of the statutory prospectus:

The Fund utilizes a focused investment strategy and is diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

The sixteenth paragraph under “Principal Risks” on page 8 of the summary prospectus and page 29 of the statutory prospectus and twelfth paragraph of the subsection “Focused Large Cap Value Fund” on page 179 of the statutory prospectus, each titled “Non-Diversification Risk,” is removed.

The following paragraph replaces the first paragraph in the section titled “Fund Information” on page 2-1 of the statement of additional information (“SAI”):

The Registrant is an open-end management investment company registered under the 1940 Act. All Funds are diversified except Lord Abbett Focused Growth Fund which is non-diversified within the meaning of the 1940 Act. The tables below set forth information about the Registrant’s organization and certain Funds’ name changes.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectuses and/or SAIs.

Please retain this document for your future reference.